EATON VANCE FLOATING-RATE ADVANTAGE FUND EATON VANCE FLOATING-RATE FUND EATON VANCE FLOATING-RATE & HIGH INCOME FUND Supplement to Prospectus dated March 1, 2009

EATON VANCE AMT-FREE LIMITED MATURITY MUNICIPALS FUND
EATON VANCE CALIFORNIA LIMITED MATURITY MUNICIPALS FUND
EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND
EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND
EATON VANCE NEW JERSEY LIMITED MATURITY MUNICIPALS FUND
EATON VANCE NEW YORK LIMITED MATURITY MUNICIPALS FUND
EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND
Supplement to Prospectuses dated August 1, 2009

The following changes to each Fund’s prospectus are effective October 12, 2009:

1. The following replaces the table in "Class A Front-End Sales Charge." under "Sales Charges":

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.85%
$1,000,000 or more	0.00**	0.00**	0.75%

*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

October 5, 2009

LMTFRPS